Annual
Report
SEPTEMBER 30, 1999


                         [PENN CAPITAL MANAGEMENT LOGO OMITTED]



                            [PENN CAPITAL FUNDS LOGO OMITTED]


                       [Portfolios of The TIP Funds LOGO OMITTED]



--------------------------------------------------------------------------------
                   Penn Capital Select Financial Services Fund
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

 2  Letter to Shareholders

 3  Management's Discussion of Performance

 5  Financial Statements

10  Notes to Financial Statements

13  Report of Independent Auditors

14  Notice to Shareholders


TIP FUNDS
--------------------------------------------------------------------------------

     The TIP Funds offers a series of 19 no-load mutual funds to institutional investors. The minimum initial investment in a TIP Fund is $2,500.

     Penn Capital Management, Inc., based in Cherry Hill, N.J., serves as the investment advisor to two and Sub-Advisor to one of the TIP Funds. The firm, founded in 1987, invests more that $400 million in fixed-income and equity portfolios on behalf of individuals and institutions. Penn Capital Management manages the Penn Capital Select Financial Services Fund. A separate investment firm manages the other mutual funds in the TIP Funds family.

     Penn Capital Management Company, Inc. also manages the Penn Capital Strategic High Yield Bond Fund a mutual fund in the TIP Funds family.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     TIP Funds shareholders receive annual and semiannual reports and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-888-TIP-7654. Or they may write to TIP Funds, Box 419805, Kansas City, Missouri 64141.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

The Penn Capital Select Financial Services Fund seeks to generate long term capital appreciation. The Fund invests primarily in common stocks and other equity securities of U.S. financial services companies that the Fund believes have above average growth potential or that are undervalued. The Fund also invests in financial services companies that are potential merger or acquisition targets.

     The Fund commenced operations on October 20, 1997 and has total net assets of approximately $305 thousand as of September 30, 1999. Since its inception, the Fund posted an annualized total return of 8.41% compared to a negative 6.53% for the NASDAQ Bank Index. For the year ended September 30, 1999, the Fund posted a total return of 9.62% compared to negative 2.81% for the NASDAQ Bank Index.

     I want to personally thank our shareholders for their confidence in us. While I am disappointed with the total assets of the Fund, I am confident that our investment style and experience will continue to justify your decision to entrust your assets to us, and encourage others to do the same.

Sincerely,


/s/ signature omitted
---------------------
Richard A. Hocker
Chief Investment Officer
Penn Capital Management Company, Inc.

MANAGEMENT'S DISCUSSION OF PERFORMANCE
Penn Capital Select Financial Services Fund
--------------------------------------------------------------------------------

Market Review

We are pleased to report that the Penn Capital Select Financial Services Fund has performed quite well when compared to the NASDAQ Bank Index for the fiscal year ended September 30, 1999. When analyzing the performance of the financial services sector, however, it is evident that the last twelve months have been difficult for the stocks of most financial services companies, specifically banks.

There are a number of factors that characterize the underperformance of bank stocks over the past twelve months. Merger and acquisition activity slowed considerably in 1999. This non-event led performance hungry investors away from the sector in favor of internet related and large cap growth stocks. The interest rate environment has also proven to be unfavorable for the sector, as fears over strong economic growth has led to a sustained increase in interest rates in 1999. Finally, disappointing earnings announcements from a number of well-known financial institutions, such as First Union Corporation and Bank One Corporation, have also contributed to a lack of investor momentum.

Our Investment Approach

The Fund invests primarily in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the Fund believes have above average growth potential or that are undervalued.

The Fund will hold a diversified portfolio of financial services companies with strong fundamentals, many of which the Fund believes hold the potential to be acquired at a premium to their trading prices, measures at the time of their original acquisition by the Fund. The Fund may also purchase shares of other investment companies and foreign securities, and may purchase high yield securities (otherwise known as "junk bonds"), as a means of seeking to generate current income. Securities rated below investment grade will not constitute more than 15% of the Fund's total assets.

Factors Relating to Fiscal 1999 Performance

A number of factors contributed to the strong relative performance of the Penn Capital Select Financial Services Fund in fiscal year 1999. The Fund benefited from its positions in New England based banks, a strategy that proved successful due to the merger of Fleet and BankBoston. Higher concentrations in both insurance companies and brokerage firms, two sectors that performed well over the last twelve months also propelled the Fund to outperform the broader markets. Most importantly, in what was a slow period for merger and acquisition activity, the Fund did participate in certain fiscal year 1999 takeovers, such as Norfolk Savings Bank, BankBoston, and Crestar, which were acquired by Summit Bank, Fleet, and SunTrust, respectively.

Looking ahead to the next year, we remain bullish on banks given their excess capital, strong reserves for loan losses and non-interest income initiatives. Non-interest income continues to be the key driver of revenue growth for most banks. As we move into the new year, Penn believes the market will again take notice of financial services stocks, from both a technical and fundamental perspective. In addition, we expect merger activity to resume once the Y2K challenge has passed and acquirers take advantage of their target bank's attractive valuations.


        Comparison of Change in the Value of a $10,000 Investment in the Penn Capital Select Financial Services Fund, versus the NASDAQ Bank Index


              In the printed version of the document, a line graph
                appears which depicts the following plot points:



         Penn Cap  NASDAQ
10/31/97 10,000    10,000
Sep 98   10,302     9,138
Sep 99   11,293     9,059



   One      Annualized
   Year    Inception to
  Return       Date
   9.62%     8.41%(1)

These figures represent past performance. Past performance is no guarantee of future results.The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The Penn Capital Select Financial Services Fund began operations on October 20, 1997.

Schedule of Investments                                      Penn Capital Funds
September 30, 1999


PENN CAPITAL SELECT                              Value
FINANCIAL SERVICES FUND               Shares     (000)
-------------------------------------------------------
Common Stocks (80.7%)
Banks (65.9%)
   Astoria Financial                   181        $  5
   Bank of America                     100           6
   Bank United, Cl A                   355          11
   BankBoston                          205           9
   BankUnited Financial, Cl A*       1,000           8
   CCBT Bancorp                        435           7
   Chase Manhattan                     130          10
   Coastal Bancorp                     660          11
   First Tennessee National             95           3
   Mellon Bank                         260           9
   National Penn Bancshares            890          24
   North Fork Bancorporation           520          10
   Peoples Bank Bridgeport             145           3
   PNC Bank                            190          10
   Premier National Bancorp            395           7
   Provident Bankshares                459          10
   Regions Financial                   165           5
   Seacoast Banking of Florida, Cl A   525          15
   Sovereign Bancorp                   325           3
   Summit Bancorp                      225           7
   SunTrust Banks                      117           8
   U.S. Bancorp                        325          10
   United Bankshares                   410          10
                                                  ----
                                                   201
                                                  ----
Financial Services (11.5%)
   Alliance Capital Management         185           5
   American Express                     50           7
   Citigroup                           167           7
   Mech Financial                      250           8
   Raymond James Financial             195           4
   T. Rowe Price                       130           4
                                                  ----
                                                    35
                                                  ----
Insurance (3.3%)
   American International Group         56           5
   Mony Group                          165           5
                                                  ----
                                                    10
                                                  ----
Total Common Stocks
   (Cost $254)                                     246
                                                  ----
Preferred Stocks (7.9%)
Banks (7.9%)
   Astoria Financial                   925          24
                                                  ----
Total Preferred Stocks
   (Cost $24)                                       24
                                                  ----
Mutual Funds (7.2%)
   SEI Daily Income Trust Money
     Market Portfolio                   11          11
   SEI Daily Income Trust Prime
     Obligation Portfolio               11          11
                                                  ----
Total Mutual Funds
   (Cost $22)                                       22
                                                  ----
Total Investments (95.8%)
   (Cost $300)                                     292
                                                  ----
Other Assets and Liabilities, Net (4.2%)            13
                                                  ----
Total Net Assets (100.0%)                         $305
                                                  ====

* Non-income producing security
Cl -- Class


    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)                     Penn Capital Funds
September 30, 1999

                                                                                   Penn Capital Select
                                                                                 Financial Services Fund
----------------------------------------------------------------------------------------------------------
Assets:
   Investment Securities at Value (Cost $300)..................................            $  292
   Receivable for Investment Securities Sold ..................................                 4
   Other Assets ...............................................................                32
----------------------------------------------------------------------------------------------------------
     Total Assets ............................................................                328
----------------------------------------------------------------------------------------------------------
Liabilities:
   Accrued Expenses ..........................................................                 23
----------------------------------------------------------------------------------------------------------
     Total Liabilities .......................................................                 23
----------------------------------------------------------------------------------------------------------
Net Assets:
   Portfolio shares (unlimited authorization--no par value) based on
     28,355 outstanding shares of beneficial interest ........................                312
   Undistributed Net Investment Income........................................                  6
   Accumulated Net Realized Loss on Investments ..............................                 (5)
   Net Unrealized Depreciation of Investments ................................                 (8)
----------------------------------------------------------------------------------------------------------
     Total Net Assets ........................................................             $  305
==========================================================================================================
Net Asset Value, Offering Price, and Redemption Price Per Share ..............             $10.74
==========================================================================================================


    The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)                                 Penn Capital Funds
September 30, 1999

                                                                              Penn Capital Select
                                                                            Financial Services Fund
---------------------------------------------------------------------------------------------------
Investment Income:
   Dividends................................................................        $ 16
   Interest ................................................................           1
----------------------------------------------------------------------------------------------------
     Total Investment Income................................................          17
----------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ................................................           7
   Investment Advisory Fee Waiver ..........................................          (7)
   Administrator Fees ......................................................          67
   Custodian Fees ..........................................................          --
   Transfer Agent Fees .....................................................          14
   Professional Fees .......................................................          --
   Trustee Fees ............................................................           3
   Registration Fees .......................................................          (8)
   Pricing Fees ............................................................          --
   Printing Fees ...........................................................          13
   Amortization of Deferred Organizational Costs............................           3
   Insurance and Other Fees ................................................          --
----------------------------------------------------------------------------------------------------
     Total Expenses ........................................................          92
----------------------------------------------------------------------------------------------------
   Less: Reimbursements by Adviser..........................................         (83)
----------------------------------------------------------------------------------------------------
     Total Net Expenses ....................................................           9
----------------------------------------------------------------------------------------------------
         Net Investment Income .............................................           8
----------------------------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold ..................................          (5)
   Net Unrealized Appreciation
     of Investment Securities ..............................................         114
----------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
            on Investments .................................................         109
----------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
      From Operations ......................................................        $117
----------------------------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)                      Penn Capital Funds

                                                                                     Penn Capital Select
                                                                                   Financial Services Fund
                                                                                  -------------------------
                                                                                    10/1/98       10/20/97
                                                                                 thru 9/30/99  thru 9/30/98(1)
--------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ...................................................         $  8           $   4
   Net Realized Gain (Loss) on Securities Sold..............................           (5)             53
   Net Unrealized Appreciation (Depreciation) of
     Investment Securities .................................................          114            (122)
---------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations .....................................................          117             (65)
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...................................................           (6)             --
   Realized Capital Gain ...................................................          (47)             (6)
---------------------------------------------------------------------------------------------------------
     Total Distributions ...................................................          (53)             (6)
---------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .............................................           18             870
   Proceeds from Shares Issued in Lieu of Cash Distributions................           53               6
   Cost of Shares Redeemed..................................................         (533)           (102)
---------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Capital Share Transactions.............................................         (462)            774
---------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ...............................         (398)            703
---------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period....................................................          703              --
---------------------------------------------------------------------------------------------------------
     End of Period(2).......................................................         $305            $703
=========================================================================================================
Shares Issued and Redeemed:
   Issued ..................................................................            1              74
   Issued in Lieu of Cash Distributions.....................................            5               1
   Redeemed.................................................................          (45)             (8)
---------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Share Transactions............................          (39)             67
---------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

(1)  Commenced operations on October 20, 1997.
(2) Includes undistributed net investment income of $6 and $4 as of September 30, 1999, and September 30, 1998, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Highlights                                          Penn Capital Funds

For a Share Outstanding Throughout Each Period


          Net                                                           Net                        Net                 Ratio of Net
         Asset            Realized and  Distributions  Distributions   Asset                     Assets       Ratio     Investment
         Value       Net     Unrealized    from Net       from         Value                      End      of Expenses    Income
       Beginning  Investment Gains on      Investment     Capital      End           Total      of Period  to Average   to Average
       of Period   Income   Investments     Income        Gains     of Period      Return(1)      (000)     Net Assets   Net Assets
       --------- ---------- ------------  ------------- ------------- ---------  --------------- --------- ----------- -----------
--------------------------------------------
Penn Capital Select Financial Services Fund
--------------------------------------------
1999     $10.50    0.23       0.79          (0.09)         (0.69)       $10.74        9.62%        $305       1.40%       1.17%
1998(2)  $10.00    0.07       0.64          (0.01)         (0.20)       $10.50        6.81%        $703       1.40%*      0.68%*


                       Ratio of Net
          Ratio of      Investment
          Expenses     Income (Loss)
         to Average     to Average
         Net Assets     Net Assets
        (Excluding      (Excluding     Portfolio
        Waivers and     Waivers and    Turnover
       Reimbursements  Reimbursements    Rate
       --------------  --------------  ---------
1999      14.54%         (11.97)%       114.1%
1998(2)   29.22%*        (27.14)%*      174.8%

  *  Annualized
(1)  Returns are for the period indicated and have not been annualized.
(2)  Commenced operations on October 20, 1997.


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements                                Penn Capital Funds
September 30, 1999


1.  Organization:

TIP Funds (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein are for the Penn Capital Select Financial Services Fund, (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of the Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

2.  Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

     Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

     Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements (Continued)                    Penn Capital Funds
September 30, 1999

     Expenses -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds on the basis of relative daily net assets.

     Distributions to Shareholders -- Distributions from net investment income are declared and paid to Shareholders at least annually. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.


3.  Organization Costs and Transactions with Affiliates:

Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  Administration, Shareholder Servicing, and Distribution Agreements:

The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.09% of the average daily net assets of the Trust up to $250 million, 0.07% on the next $250 million, 0.06% on the next $250 million, 0.05% on the next $1.25 billion, and 0.04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 payable to the Administrator for services rendered to the Fund under the Administration Agreement. The administrator may, at its sole discretion waive all or a portion of its fees.

Notes to Financial Statements (Concluded)                    Penn Capital Funds
September 30, 1999

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

5.  Investment Advisory Agreement:

The Trust and Penn Capital Management Company, Inc. (the "Adviser") are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 1.00% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.40%. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

6.  Investment Transactions:

The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 1999, are as follows (000):

                                  Penn Capital Select
                                Financial Services Fund
                                -----------------------
Purchases ....................         $  758
Sales ........................         $1,332

At September 30, 1999, the total cost of securities for Federal income tax purposes was $319,653. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at September 30, 1999, are as follows (000):

                                  Penn Capital Select
                                Financial Services Fund
                                -----------------------
Aggregate gross unrealized
   appreciation ............                $18
Aggregate gross unrealized
   depreciation ............                (45)
                                            ----
Net unrealized depreciation                 $(27)
                                            ====

Report of Independent Auditors                                Penn Capital Funds


To the Shareholders and Board of Trustees
TIP Funds -- Penn Capital Select Financial Services Fund

     We have audited the accompanying statement of assets and liabilities of the TIP Funds - Penn Capital Select Financial Services Fund, including the schedule of investments, as of September 30, 1999, and the related statement of operations and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TIP Funds - Penn Capital Select Financial Services Fund at September 30, 1999, the results of its operations and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

/s/ signature omitted
---------------------
        Ernst & Young




Philadelphia, Pennsylvania
November 8, 1999

                             Notice to Shareholders
                                       of
                            TIP Penn Cap Select Fund
                                   (Unaudited)

For shareholders that do not have a September 30, 1999 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 1999, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 1999, each portfolio is designating the following items with regard to distributions paid during the year.

                                             Long Term
                                            (20% Rate)           Ordinary
                                           Capital Gain           Income           Tax Exempt
           Portfolio                       Distributions       Distributions        Interest
           ---------                       -------------       -------------       ----------
TIP Funds - Penn Capital Select
   Financial Services Fund .............        0.00%             100.00%             0.00%


                                               Total            Qualifying
           Portfolio                       Distributions       Dividends(1)
           ---------                       -------------       ------------
TIP Funds - Penn Capital Select
   Financial Services Fund .............       100.00%            16.36%


-------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributors".

Trust
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805


Investment Adviser
Penn Capital Management Company, Inc.


Distributor
SEI Investments Distribution Co.


Administrator
SEI Investments Mutual Funds Services


Legal Counsel
Morgan, Lewis & Bockius LLP


Independent Auditors
Ernst & Young LLP




To open an account, receive account information, make inquiries, or request literature:
1-800-224-6312




This report was prepared for shareholders in the Penn Capital Funds. It may be distributed to others only if preceded or accompanied by a Prospectus, which contains detailed information.







PEN-F-005-02